UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13, 15(d), or 37 of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 22, 2018

TENNESSEE VALLEY AUTHORITY
(Exact name of registrant as specified in its charter)

A corporate agency of the United States created by an act of Congress (State or other jurisdiction of incorporation or organization)	000-52313 (Commission file number)	62-0474417 (IRS Employer Identification No.)

400 W. Summit Hill Drive Knoxville, Tennessee (Address of principal executive offices)		37902 (Zip Code)

(865) 632-2101
(Registrant's telephone number, including area code)

None
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR
240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR
240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On August 22, 2018, the Board of Directors (the “Board”) of the Tennessee Valley Authority (“TVA”) took several actions related to compensation. The Board (1) established performance measures for the Corporate Multiplier under the Winning Performance Team Incentive Plan (“WPTIP”) and Executive Annual Incentive Plan (“EAIP”), (2) approved amending and restating the Long-Term Incentive Plan (“LTIP”), (3) established performance measures and goals for the fiscal year (“FY”) 2019-2021 LTIP performance cycle, (4) modified one measure and associated goals for the FY 2017-2019 and FY 2018-2020 LTIP performance cycles, and (5) approved the termination of the Executive Long-Term Incentive Plan (“ELTIP”), Long-Term Retention Incentive Plan (“LTRIP”), and Long-Term Deferred Compensation Plan (“LTDCP”).

Corporate Multiplier

The Board approved the following performance measures for the Corporate Multiplier for FY 2019: (1) Safety, (2) Total Financing Obligations and Liabilities, (3) Operating Cash Flow, (4) Net Income, (5) Jobs Created and Retained, and (6) Board Level Significant Events. These measures are described in more detail in the table below:

Performance Measure	Description	Target
Safety	The number of recordable injuries per 200,000 employee-hours worked by TVA employees and staff augmentation contractors (excluding hearing events)	Incident-Free Environment
Total Financing Obligations and Liabilities
The total amount of net long-term debt (including unamortized premiums and discounts), net short-term debt, leaseback obligations, energy prepayment obligations, and variable interest entities less contributions to unfunded liabilities
FY 2019 Business Plan
Operating Cash Flow	Net cash provided by operating activities as shown on TVA’s Consolidated Statements of Cash Flows	FY 2019 Business Plan
Net Income	Net income as shown on TVA’s Consolidated Statements of Operations	FY 2019 Business Plan
Jobs Created and Retained	The number of new or retained jobs in TVA’s service area for which TVA has played a role in the recruitment or retention of the economic development project	50,000-75,000
Board Level Significant Events	Items (both favorable and unfavorable) that the Board deems significant and that affect TVA’s reputation, organizational health, or the public at large	Zero

The Board and the Chief Executive Officer (“CEO”) will jointly qualitatively assess TVA’s performance and determine the final Corporate Multiplier, which will range between 0 and 1.0, after the end of FY 2019.

The award for each WPTIP or EAIP participant may be adjusted by the participant’s supervisor based on an evaluation of the participant’s individual achievements and performance during the year. In addition, awards may be further adjusted by the Board or the CEO (1) as a result of any unusual or nonrecurring event affecting TVA or the financial statements of TVA or (2) as a result of changes in business conditions or the business strategy of TVA.

Amendment of the LTIP

The Board approved adding a new provision to the LTIP, which provides a competitive level of total long-term compensation to key employees through performance-based grants and retention-based grants.  This addition was identified by the Board’s independent compensation consultant as an appropriate amendment to make the plan competitive with TVA’s peer group.  The new provision allows participants who terminate employment due to retirement to receive a prorated award in connection with both performance-based grants and retention-based grants.  This new provision will go into effect for retirements occurring after October 1, 2018, and will apply to both existing and future grants.  In addition, the Board approved clarifications of existing provisions in the LTIP related to proration of awards for participants who terminate employment due to death or disability, as well as other clarifications.  All of the clarifications to the LTIP are effective as of August 22, 2018. A copy of the revised LTIP is filed as Exhibit 10.1.

Establishment of LTIP Performance Measures and Goals for the FY 2019-2021 Performance Cycle

The Board approved LTIP performance measures for the FY 2019-2021 performance cycle. These performance measures, along with their associated weights and goals, are as follows:

FY 2019-2021 LTIP Performance Cycle

Performance Measure	Weight	Threshold (50%)	Target (100%)	Maximum (150%)
Non-Fuel Delivered Cost of Power(1)	40%	3.57	3.44	3.30
Load Not Served(2)	30%	4.8	4.0	3.6
External Measures(3)	30%	82.0	89.8	97.5
Notes
(1) The Non-Fuel Delivered Cost of Power measure is equal to the sum of (i) operating and maintenance expense, (ii) base capital expense, (iii) interest expense, and (iv) other expense divided by budgeted electric power sales. For the FY 2019-2021 LTIP performance cycle, the Non-Fuel Delivered Cost of Power measure will be calculated using an average of the FY 2019, FY 2020, and FY 2021 results.
(2) Load Not Served is equal to the product of (i) the percentage of total load not served and (ii) the number of minutes in the period (excluding events during declared major events, emergency forced outages, and prearranged outages and including distributor provided load not served estimates for distributor connection point interruptions caused by TVA). For the FY 2019-2021 LTIP performance cycle, the Load Not Served measure will be calculated using an average of the FY 2019, FY 2020, and FY 2021 results.
(3) For the FY 2019-2021 LTIP performance cycle, the External Measures metric will be calculated using an average of the FY 2019, FY 2020, and FY 2021 results, except for the External Performance Indicators for the TVA Nuclear Fleet, which will be based only on the rating at the end of FY 2021. The External Measures metric will be based on the following measures:

Performance Measure	Weight	Threshold	Target	Maximum
External Performance Indicators for the TVA Nuclear Fleet	25%	92.5	95.0	97.0
Media Tone	15%	86.7	90.0	93.0
Stakeholder Survey	15%	77.8	79.3	80.8
Customer Loyalty	15%	68.0	71.3	74.7
Board Level Significant Events	30%	Two Unfavorable (80)	Zero (100)	Two Favorable (120)
Composite Result		82.0	89.8	97.5

Modification to the FY 2017-2019 and FY 2018-2020 LTIP Performance Measures and Goals

The Board approved the replacement of the Wholesale Rate Excluding Fuel measure and related goals in the FY 2017-2019 and FY 2018-2020 LTIP performance cycles with the Non-Fuel Delivered Cost of Power measure and related goals. The new measure and related goals are as follows:

FY 2017-2019 LTIP Performance Cycle

Performance Measure	Weight	Threshold (50%)	Target (100%)	Maximum (150%)
Non-Fuel Delivered Cost of Power(1)	40%	3.65	3.51	3.37
Note
(1) The Non-Fuel Delivered Cost of Power measure is equal to the sum of (i) operating and maintenance expense, (ii) base capital expense, (iii) interest expense, and (iv) other expense divided by budgeted electric power sales. For the FY 2017-2019 LTIP performance cycle, the Non-Fuel Delivered Cost of Power measure will be calculated using an average of the FY 2017, FY 2018, and FY 2019 results.

FY 2018-2020 LTIP Performance Cycle

Performance Measure	Weight	Threshold (50%)	Target (100%)	Maximum (150%)
Non-Fuel Delivered Cost of Power(1)	40%	3.57	3.43	3.29
Note
(1) The Non-Fuel Delivered Cost of Power measure is equal to the sum of (i) operating and maintenance expense, (ii) base capital expense, (iii) interest expense, and (iv) other expense divided by budgeted electric power sales. For the FY 2018-2020 LTIP performance cycle, the Non-Fuel Delivered Cost of Power measure will be calculated using an average of the FY 2018, FY 2019, and FY 2020 results.

There were no other changes to the measures or goals for the FY 2017-2019 and FY 2018-2020 performance cycles.

Termination of the ELTIP, LTRIP, and LTDCP

The Board approved the termination of the ELTIP, LTRIP, and LTDCP.  The LTIP provides incentives that are similar in nature to the incentives provided under the ELTIP, LTRIP, and LTDCP and was designed to replace these plans, and all credits, grants, and awards issued under these plans have now vested.

Item 9.01 Financial Statements and Exhibits.

EXHIBIT NO.	DESCRIPTION OF EXHIBIT
10.1	Amended and Restated Long-Term Incentive Plan

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Tennessee Valley Authority
(Registrant)

Date: August 22, 2018	/s/ John M. Thomas, III
John M. Thomas, III
Executive Vice President and
Chief Financial Officer

EXHIBIT INDEX

This exhibit is furnished pursuant to Item 5.02 hereof.

EXHIBIT NO.	DESCRIPTION OF EXHIBIT
10.1	Amended and Restated Long-Term Incentive Plan